Exhibit 99.2

Execution Copy

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA’S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC
and
SRI REAL ESTATE PROPERTIES LLC,
each as Co-Issuer

and

CITIBANK, N.A.,
as Trustee and Securities Intermediary

SECOND SUPPLEMENT

Dated as of April 12, 2016

to the

BASE INDENTURE

Dated as of May 20, 2011

Asset Backed Notes
(Issuable in Series)

SECOND SUPPLEMENT TO BASE INDENTURE

SECOND SUPPLEMENT, dated as of April 12, 2016 (this “Second Supplement”), to the Base Indenture, dated as of May 20, 2011, as supplemented by the First Supplement to the Base Indenture, dated as of July 21, 2012 (as further amended, supplemented or otherwise modified from time to time, the “Base Indenture”), by and among SONIC CAPITAL LLC, a Delaware limited liability company (the “Master Issuer”), SONIC INDUSTRIES LLC, a Delaware limited liability company (the “Franchise Assets Holder”), AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a Kansas limited liability company (the “IP Holder”), AMERICA’S DRIVE-IN RESTAURANTS LLC, a Delaware limited liability company (“ADR”), SRI REAL ESTATE HOLDING LLC, a Delaware limited liability company (“SRI Real Estate Holdco”), SRI REAL ESTATE PROPERTIES LLC, a Delaware limited liability company (“SRI Real Estate Assets Holder” and together with the Master Issuer, the Franchise Assets Holder, the IP Holder, ADR and SRI Real Estate Holdco, collectively, the “Co-Issuers” and each, a “Co-Issuer”) and CITIBANK, N. A., a national banking association, as trustee (in such capacity, the “Trustee”), and as securities intermediary.

W I T N E S S E T H:

WHEREAS, Section 13.2(a) of the Base Indenture provides, among other things, that the Co-Issuers and the Trustee, with the consent of the Control Party (acting at the direction of the Controlling Class Representative), may at any time, and from time to time, make certain amendments, waivers and other modifications to the Base Indenture, including the amendments set forth in Section 2.1 through Section 2.5 of this Second Supplement;

WHEREAS, Section 13.1(a)(iv) of the Base Indenture provides, among other things, that the Co-Issuers and the Trustee, without the consent of any Noteholder, the Control Party, the Controlling Class Representative or any other Secured Party, may at any time, and from time to time, enter into Supplements to cure any ambiguity, defect or inconsistency or to correct or supplement any provision in the Base Indenture, including the amendments set forth in Sections 2.6 and 2.7 of this Second Supplement;

WHEREAS, the Co-Issuers have duly authorized the execution and delivery of this Second Supplement;

WHEREAS, the Control Party is willing to provide its written consent (in accordance with the terms and conditions of the Base Indenture) to the execution of the amendments set forth in Section 2.1 through Section 2.5 of this Second Supplement, and

WHEREAS, the Co-Issuers and the Trustee wish to amend the Base Indenture as set forth herein to (i) allow letters of credit to be used in place of funds in the Senior Notes Interest Reserve Account and the Senior Subordinated Notes Interest Reserve Account, (ii) revise the definition of “Competitor”, (iii) revise the operation of the Technology Fund, (iv) introduce the Series Non-Amortization Test, (v) revise the ratings requirement with respect to insurers, and (vi) revise Exhibit C to the Base Indenture, which provides the form of Information Request Certification.

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NOW, THEREFORE, in consideration of the provisions, covenants and the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I
Definitions

Unless otherwise defined herein, capitalized terms used herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached to the Base Indenture as Annex A (the “Base Indenture Definitions List”), as such Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of the Base Indenture.

ARTICLE II
AMENDMENTS

Section 2.1        Definitions.

(a)        Available Senior Notes Interest Reserve Account Amount. The definition of “Available Senior Notes Interest Reserve Account Amount” in the Base Indenture Definitions List is hereby amended by inserting the double underlined text in the following paragraph:

“Available Senior Notes Interest Reserve Account Amount” means, as of any date of determination, the sum of (i) the amount on deposit in the Senior Notes Interest Reserve Account and (ii) the undrawn face amount of any Interest Reserve Letters of Credit issued for the benefit of the Senior Noteholders, after giving effect to any withdrawals therefrom or draws with respect to the Senior Notes.

(b)        Available Senior Subordinated Notes Interest Reserve Account Amount. The definition of “Available Senior Subordinated Notes Interest Reserve Account Amount” in the Base Indenture Definitions List is hereby amended by inserting the double underlined text in the following paragraph:

“Available Senior Subordinated Notes Interest Reserve Account Amount” means, as of any date of determination, the sum of (i) the amount on deposit in the Senior Subordinated Notes Interest Reserve Account and (ii) the undrawn face amount of any Interest Reserve Letters of Credit issued for the benefit of the Senior Subordinated Noteholders, after giving effect to any withdrawals therefrom or draws with respect to the Senior Subordinated Notes.

(c)        Brand Technology Fund. The Base Indenture Definitions List is hereby amended by inserting the following definition of “Brand Technology Fund” in accordance with alphabetical order.

“Brand Technology Fund” means the fund administered by the Manager, on behalf of the Franchisees, in accordance with the Management Agreement, to which Third-Party Vendors and Franchisees pay Brand Technology Fund Fees.

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(d)        Brand Technology Fund Account. The Base Indenture Definitions List is hereby amended by inserting the following definition of “Brand Technology Fund” in accordance with alphabetical order.

“Brand Technology Fund Account” means deposit account no. 4005184736 entitled “Brand Technology Fund in Trust for the Benefit of the Franchisees on behalf of SI LLC and SIF LLC” maintained in the name of the Manager for the benefit of the Franchisees at a Qualified Institution into which the Manager causes Brand Technology Fund Fees to be deposited or any successor deposit account established by the Manager for such purpose pursuant to the Management Agreement.

(e)        Brand Technology Fund Fees. The Base Indenture Definitions List is hereby amended by inserting the following definition of “Brand Technology Fund” in accordance with alphabetical order.

“Brand Technology Fund Fees” means any fees payable by Third-Party Vendors pursuant to Third-Party Vendor Agreements or Franchisees pursuant to Franchise Agreements to be used by any “franchisor” for technology expenditures in accordance with the terms of the Franchise Arrangements.

(f)        Competitor. The definition of “Competitor” in the Base Indenture Definitions List is hereby amended by deleting the stricken text and inserting the double underlined text in the following paragraph:

“Competitor” means any Person ~~other than Holdco, SISI, SRI and the Securitization Entities~~ that is a direct or indirect franchisor, franchisee, owner or operator of a ~~quick-service-restaurant~~ large regional or national quick-service restaurant concept (including a Franchisee); provided, however, that ~~no~~(a) a Person ~~shall~~ will not be a “Competitor” solely by virtue of its direct or indirect ownership of less than ~~5~~5.0% of the Equity Interests in a “Competitor~~.~~” and (b) a franchisee will only be a “Competitor” if it, or its Affiliates, directly or indirectly, owns, franchises or licenses, in the aggregate, ten or more individual locations of a particular concept; and provided, further, that a Person will not be a “Competitor” solely by virtue of its direct or indirect ownership of between 5.0% and 15% of the Equity Interests in a “Competitor” so long as (i) such Person has policies and procedures that prohibit such Person from disclosing or making available any confidential information that such Person may receive as a noteholder or prospective investor in the Notes, to individuals involved in the business of buying, selling, holding or analyzing the Equity Interests of a “Competitor” or in the business of being a franchisor, franchisee, owner or operator of a large regional or national quick service restaurant concept and (ii) such Person is a passive investor in a “Competitor” as described in Rule 13d-1(b)(1) of the Exchange Act (or would be described as a passive investor under such rule if the “Competitor” were a publicly-traded company and the securities held were publicly-traded equity securities) and is not a franchisor, franchisee, owner (other than in its capacity as a passive investor as described in Rule 13d-1(b)(1) of the Exchange Act) or operator of a large regional or national quick service restaurant concept (including a Franchisee).

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(g)        Interest Reserve Letter of Credit. The Base Indenture Definitions List is hereby amended by inserting the following definition of “Interest Reserve Letter of Credit” in accordance with alphabetical order.

“Interest Reserve Letter of Credit” means any letter of credit issued under a Variable Funding Note Purchase Agreement for the benefit of the Trustee (or the Control Party on the Trustee’s behalf to the extent permitted by the L/C Provider) and the Senior Noteholders or the Senior Subordinated Noteholders, as applicable.

(h)        L/C Downgrade Event. The Base Indenture Definitions List is hereby amended by inserting the following definition of “L/C Downgrade Event” in accordance with alphabetical order.

“L/C Downgrade Event” has the meaning specified in Section 5.19 of the Base Indenture.

(i)         L/C Provider. The Base Indenture Definitions List is hereby amended by inserting the following definition of “L/C Provider” in accordance with alphabetical order.

“L/C Provider” has the meaning specified in Section 5.19 of the Base Indenture.

(j)         Senior Notes Available Reserve Account Amount. The definition of “Senior Notes Available Reserve Account Amount” in the Base Indenture Definitions List is hereby amended by inserting the double underlined text in the following paragraph:

“Senior Notes Available Reserve Account Amount” means, as of any date of determination, collectively, the amount on deposit in the Senior Notes Interest Reserve Account, the undrawn face amount of any Interest Reserve Letters of Credit issued for the benefit of the Senior Noteholders and the amount on deposit in the Cash Trap Reserve Account.

(k)        Senior Notes Interest Reserve Account Deficit Amount. The definition of “Senior Notes Interest Reserve Account Deficit Amount” in the Base Indenture Definitions List is hereby amended by deleting the stricken text and inserting the double underlined text in the following paragraph:

“Senior Notes Interest Reserve Account Deficit Amount” ~~moans~~ means, on any Interim Allocation Date with respect to a Monthly Collection Period, an amount equal to the amount, if any, by which (a) the Senior Notes Interest Reserve Amount exceeds (b) the sum of (i) the amount on deposit in the Senior Notes Interest Reserve Account on such date and (ii) the undrawn face amount of any Interest Reserve Letters of Credit issued for the benefit of the Senior Noteholders outstanding on such date.

(l)         Senior Notes Interest Reserve Amount. The definition of “Senior Notes Interest Reserve Amount” in the Base Indenture Definitions List is hereby amended by inserting the double underlined text in the following paragraph:

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“Senior Notes Interest Reserve Amount” means, for any Interim Allocation Date, the aggregate of all amounts required to be on deposit in the Senior Notes Interest Reserve Account and/or the undrawn face amount of any Interest Reserve Letter of Credit issued for the benefit of the Senior Noteholders on such Interim Allocation Date pursuant to any Series Supplement.

(m)        Senior Subordinated Notes Available Reserve Account Amount. The definition of “Senior Subordinated Notes Available Reserve Account Amount” in the Base Indenture Definitions List is hereby amended by inserting the double underlined text in the following paragraph:

“Senior Subordinated Notes Available Reserve Account Amount” means, as of any date of determination, collectively, the amount on deposit in the Senior Subordinated Notes Interest Reserve Account, the undrawn face amount of any Interest Reserve Letters of Credit issued for the benefit of the Senior Subordinated Noteholders and the amount on deposit in the Cash Trap Reserve Account.

(n)        Senior Subordinated Notes Interest Reserve Account Deficit Amount. The definition of “Senior Subordinated Notes Interest Reserve Account Deficit Amount” in the Base Indenture Definitions List is hereby amended by inserting the double underlined text in the following paragraph:

“Senior Subordinated Notes Interest Reserve Account Deficit Amount” means, on any Interim Allocation Date with respect to a Monthly Collection Period, an amount equal to the amount, if any, by which (a) the Senior Subordinated Notes Interest Reserve Amount exceeds (b) the sum of (i) the amount on deposit in the Senior Subordinated Notes Interest Reserve Account on such date and (ii) the undrawn face amount of any Interest Reserve Letters of Credit issued for the benefit of the Senior Subordinated Noteholders outstanding on such date.

(o)        Senior Subordinated Notes Interest Reserve Amount. The definition of “Senior Subordinated Notes Interest Reserve Amount” in the Base Indenture Definitions List is hereby amended by inserting the double underlined text in the following paragraph:

“Senior Subordinated Notes Interest Reserve Amount” means, for any Interim Allocation Date, the aggregate of all amounts required to be on deposit in the Senior Subordinated Notes Interest Reserve Account and/or the undrawn face amount of any Interest Reserve Letter of Credit issued for the benefit of the Senior Subordinated Noteholders on such Interim Allocation Date pursuant to any Series Supplement.

(p)        Series Non-Amortization Test. The Base Indenture Definitions List is hereby amended by inserting the following definition of “Series Non-Amortization Test” in accordance with alphabetical order.

“Series Non-Amortization Test” has the meaning specified in the applicable Series Supplement or, if not specified therein, means a test that will be satisfied on any Payment Date if (i) the level of the Holdco Leverage Ratio (calculated without giving effect to undrawn commitments under any Variable Funding Note

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Purchase Agreement) is less than or equal to 4.5x as of the Accounting Date preceding such Payment Date and (ii) no Rapid Amortization Event has occurred and is continuing as of the Accounting Date preceding such Payment Date.

(q)        Sonic Technology Fund. The Base Indenture Definitions List is hereby amended by inserting the following definition of “Sonic Technology Fund” in accordance with alphabetical order.

“Sonic Technology Fund” means the fund administered by the Manager, on behalf of the Franchisor and the Franchise Assets Holder, in accordance with the Management Agreement, to which Third-Party Vendors pay Sonic Technology Fund Fees pursuant to the Third-Party Vendor Agreements.

(r)        Sonic Technology Fund Account. The Base Indenture Definitions List is hereby amended by inserting the following definition of “Sonic Technology Fund Fees” in accordance with alphabetical order.

“Sonic Technology Fund Account” means deposit account no. 4005077048 entitled “Sonic Technology Fund LLC In Trust for the Benefit of the Franchisees on behalf of SI LLC and SIF LLC” maintained in the name of the Sonic Technology Fund for the benefit of the Franchisees at a Qualified Institution into which the Manager causes Sonic Technology Fund Fees to be deposited or any successor deposit account established by the Manager for such purpose pursuant to the Management Agreement.

(s)        Sonic Technology Fund Fees. The Base Indenture Definitions List is hereby amended by inserting the following definition of “Sonic Technology Fund Fees” in accordance with alphabetical order.

“Sonic Technology Fund Fees” means any fees payable by Third-Party Vendors pursuant to Third-Party Vendor Agreements to be used by any “franchisor” for technology expenditures in accordance with the terms of the Franchise Arrangements.

(t)        Technology Fund. The definition of “Technology Fund” in the Base Indenture Definitions List is hereby amended by deleting the definition in its entirety and by inserting the following definition in its place:

“Technology Fund” means the Sonic Technology Fund and/or the Brand Technology Fund, as applicable.

(u)        Technology Fund Account. The definition of “Technology Fund Account” in the Base Indenture Definitions List is hereby amended by deleting the definition in its entirety and by inserting the following definition in its place:

“Technology Fund Account” means the Sonic Technology Fund Account and/or the Brand Technology Fund Account, as applicable.

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(v)        Technology Fund Fees. The definition of “Technology Fund Fees” in the Base Indenture Definitions List is hereby amended by deleting the definition in its entirety and by inserting the following definition in its place:

“Technology Fund Fees” means Sonic Technology Fund Fees and/or Brand Technology Fund Fees, as applicable.

Section 2.2        Grant of Security Interest (Section 3.1 of the Base Indenture).

(a)        Section 3.1(a) of the Base Indenture is hereby amended by deleting the stricken text in Section 3.1(a)(xi), inserting the following paragraph as Section 3.1(a)(xii) and re-numbering the final sub-paragraph in Section 3.1(a) thereafter.

(xi)        any Contributed Company-owned Drive-Ins contributed after the Closing Date, including, without limitation, any Contributed Company-owned Drive-In Accounts and 100% of the Master Issuer’s or any other Co-Issuer’s (or any of their respective Subsidiaries’) Equity Interests in any Contributed Company-owned Drive-In Holder and its related contract rights under the Charter Documents of such entity; ~~and~~

(xii)        any Interest Reserve Letters of Credit; and

Section 2.3        Payment Date Applications (Section 5.14 of the Base Indenture).

(a)        Section 5.14 of the Base Indenture is hereby amended by deleting the stricken text and inserting the double underlined text in paragraphs (f), (i) and (l):

(f)        Senior Notes Principal Payments Account. On each Accounting Date, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to withdraw on the following Payment Date the funds allocated to the Senior Notes Principal Payments Account on each Interim Allocation Date with respect to the immediately preceding Monthly Collection Period and any funds that have been re-allocated to the Senior Notes Principal Payments Account on such Accounting Date (i) to be paid to each applicable Class of Senior Notes from the Collection Account up to the aggregate amount of the Senior Notes Aggregate Scheduled Principal Payments, the Senior Notes Scheduled Principal Payments Deficiency Amount and amounts distributed to such account pursuant to clause (xv) of the Priority of Payments owed to each such Class of Senior Notes, sequentially in order of alphanumerical designation and pro rata among each such Class of Senior Notes of the same alphanumerical designation based upon the Outstanding Principal Amount of the Senior Notes of such Class; provided that no Senior Notes Scheduled Principal Payments shall be made in respect of any Series of Senior Notes subsequent to the occurrence and during the continuance of any Rapid Amortization Event set forth in clause (e) of Section 9.1; ~~and~~ (ii) to be paid to each applicable Class of Senior Notes from the Collection Account up to the aggregate amount of the Indemnification Payments and the Real Estate Asset Disposition Proceeds Prepayment Amount owed to each such Class of Senior Notes, in the following order: first, if a Class A-1 Senior Notes Amortization Period is in effect, to prepay and permanently reduce the Commitment Amounts under all Class A-1 Senior Notes on a pro rata basis; second, to prepay the Outstanding Principal Amount of all Senior Notes of all

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Series other than Class A-1 Senior Notes sequentially in order of alphanumerical designation and pro rata among each such Class of Senior Notes of the same alphanumerical designation based on the Outstanding Principal Amount of the Senior Notes of such Class; third, provided clause first does not apply, to prepay and permanently reduce the Commitment Amounts under all Class A-1 Senior Notes of all Series on a pro rata basis, and (iii) if any funds were allocated to the Senior Notes Principal Payments Account on any Interim Allocation Date during the immediately preceding Monthly Collection Period, but are not due and payable on the Payment Date following such Accounting Date because the applicable Series Non-Amortization Test is satisfied as of such Accounting Date and the Master Issuer and SRI Real Estate Holdco have decided not to voluntarily make such Senior Notes Scheduled Principal Payment, to be re-allocated in accordance with clauses (xi) through (xxxii) of the Priority of Payments, in each case, as though such Accounting Date were an Interim Allocation Date and such funds were on deposit in the Collection Account, in the priorities set forth in such clauses and to the extent of amounts due and payable pursuant to such clauses on the following Payment Date after giving effect to other funds already allocated therefor.

(i)        Senior Subordinated Notes Principal Payments Account. On each Accounting Date, the Master Issuer and SRI Real Estate Holdco will instruct the Trustee in writing to withdraw on the following Payment Date the funds allocated to the Senior Subordinated Notes Principal Payments Account on each Interim Allocation Date with respect to the immediately preceding Monthly Collection Period and any funds that have been re-allocated to the Senior Subordinated Notes Principal Payments Account on such Accounting Date (i) to be paid to each applicable Class of Senior Subordinated Notes from the Collection Account up to the amount of Senior Subordinated Notes Scheduled Principal Payments, the Senior Subordinated Notes Scheduled Principal Payments Deficiency Amount and amounts distributed to such account pursuant to clause (xvii) of the Priority of Payments owed to each such Class of Senior Subordinated Notes, sequentially in order of alphanumerical designation and pro rata among each such Class of Senior Subordinated Notes of the same alphanumerical designation based upon the Outstanding Principal Amount of the Senior Subordinated Notes of such Class; provided that no Senior Subordinated Notes Scheduled Principal Payments shall be made in respect of any Series of Senior Subordinated Notes subsequent to the occurrence and during the continuance of any Rapid Amortization Event set forth in clause (e) of Section 9.1; ~~and~~ (ii) to be paid (so long as no Senior Notes are Outstanding) to each applicable Class of Senior Subordinated Notes from the Collection Account up to the aggregate amount of Indemnification Payments and the Real Estate Asset Disposition Proceeds Prepayment Amount owed to each such Class of Senior Subordinated Notes, sequentially in order of alphabetical designation and pro rata among each Class of Senior Subordinated Notes of the same alphabetical designation based upon the Outstanding Principal Amount of each such Class, and deposit such funds into the applicable Series Distribution Accounts, and (iii) if any funds were allocated to the Senior Subordinated Notes Principal Payments Account on any Interim Allocation Date during the immediately preceding Monthly Collection Period, but are not due and payable on the Payment Date following such Accounting Date because the applicable Series Non-Amortization Test is satisfied as of such Accounting Date and the Master Issuer and SRI Real Estate Holdco have decided not to voluntarily make such Senior Subordinated Notes

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Scheduled Principal Payment, to be re-allocated in accordance with clauses (xvi) through (xxxii) of the Priority of Payments, in each case, as though such Accounting Date were an Interim Allocation Date and such funds were on deposit in the Collection Account, in the priorities set forth in such clauses and to the extent of amounts due and payable pursuant to such clauses on the following Payment Date after giving effect to other funds already allocated therefor.

(l)        Subordinated Notes Principal Payments Account. On each Accounting Date, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to withdraw on the following Payment Date the funds allocated to the Subordinated Notes Principal Payments Account on each Interim Allocation Date with respect to the immediately preceding Monthly Collection Period and any funds that have been re-allocated to the Subordinated Notes Principal Payments Account on such Accounting Date (i) to be paid to each applicable Class of Subordinated Notes from the Collection Account up to the amount of Subordinated Notes Scheduled Principal Payments, the Subordinated Notes Scheduled Principal Payments Deficiency Amount and amounts distributed to such account pursuant to clause (xxiii) of the Priority of Payments owed to each such Class of Subordinated Notes, sequentially in order of alphanumerical designation and pro rata among each such Class of Subordinated Notes of the same alphanumerical designation based upon the Outstanding Principal Amount of such Class; provided that no Subordinated Notes Scheduled Principal Payments shall be made in respect of any Series of Subordinated Notes subsequent to the occurrence and during the continuance of any Rapid Amortization Event set forth in clause (e) of Section 9.1; ~~and~~ (ii) to be paid (so long as no Senior Notes or Senior Subordinated Notes are Outstanding) to each applicable Class of Subordinated Notes from the Collection Account up to the aggregate amount of Indemnification Payments and the Real Estate Assets Disposition Proceeds Prepayment Amount owed to each such Class of Subordinated Notes, sequentially in order of alphabetical designation and pro rata among each Class of Subordinated Notes of the same alphabetical designation based upon the Outstanding Principal Amount of each such Class, and deposit such funds into the applicable Series Distribution Accounts, and (iii) if any funds were allocated to the Subordinated Notes Principal Payments Account on any Interim Allocation Date during the immediately preceding Monthly Collection Period, but are not due and payable on the Payment Date following such Accounting Date because the applicable Series Non-Amortization Test is satisfied as of such Accounting Date and the Master Issuer and SRI Real Estate Holdco have decided not to voluntarily make such Subordinated Notes Scheduled Principal Payment, to be re-allocated in accordance with clauses (xxii) through (xxxii) of the Priority of Payments, in each case, as though such Accounting Date was an Interim Allocation Date and such funds were on deposit in the Collection Account, in the priorities set forth in such clauses and to the extent of amounts due and payable pursuant to such clauses on the following Payment Date after giving effect to other funds already allocated therefor.

(b)        Subsections 5.14(q)(v), 5.14(q)(vi), 5.14(q)(vii), 5.14(q)(viii), 5.14(q)(ix), and 5.14(q)(x) of the Base Indenture are hereby amended by deleting the stricken text and inserting the double underlined text as follows:

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(v)        If the Master Issuer and SRI Real Estate Holdco determine, with respect to any Series of Senior Notes, that the amount to be deposited in any Series Distribution Account in accordance with this Section 5.14 on any Series Legal Final Maturity Date related to such Series of Senior Notes is less than the Outstanding Principal Amount of such Series of Senior Notes, on the Accounting Date immediately preceding such Series Legal Final Maturity Date, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee thereof in writing, and the Trustee shall, in accordance with such instruction on such Series Legal Final Maturity Date, withdraw from the Senior Notes Interest Reserve Account and/or draw on the applicable Interest Reserve Letter of Credit and deposit, sequentially in order of alphanumeric designation and pro rata based upon the Outstanding Principal Amount of the Senior Notes, into the applicable Series Distribution Accounts, an amount equal to the lesser of such insufficiency and the Available Senior Notes Interest Reserve Account Amount (after giving effect to any payments made from the Senior Notes Interest Reserve Account pursuant to Section 5.14(a)(ii) and Section 5.14(d)(ii)) on such Series Legal Final Maturity Date).

(vi)        If the Master Issuer and SRI Real Estate Holdco determine, with respect to any Series of Senior Subordinated Notes, that the amount to be deposited in any Series Distribution Account in accordance with this Section ~~5.13~~5.14 on any Series Legal Final Maturity Date related to such Series of Senior Subordinated Notes is less than the Outstanding Principal Amount of such Series of Senior Subordinated Notes, on the Accounting Date immediately preceding such Series Legal Final Maturity Date, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee thereof in writing, and the Trustee shall, in accordance with such instruction on such Series Legal Final Maturity Date, withdraw from the Senior Subordinated Notes Interest Reserve Account and/or draw on the applicable Interest Reserve Letter of Credit and deposit, sequentially in order of alphanumeric designation and pro rata based upon the Outstanding Principal Amount of the Senior Subordinated Notes, into the applicable Series Distribution Accounts, an amount equal to the lesser of such insufficiency and the Available Senior Subordinated Notes Interest Reserve Account Amount (after giving effect to any payments made from the Senior Subordinated Notes Interest Reserve Account pursuant to Section 5.14(a)(ii) and Section 5.14(g)(ii)) on such Series Legal Final Maturity Date).

(vii)        On any date on which no Senior Notes are Outstanding, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to withdraw on such date any funds then on deposit in the Senior Notes Interest Reserve Account and to deposit such funds into the Collection Account and the Master Issuer and SRI Real Estate Holdco shall terminate any outstanding Interest Reserve Letters of Credit maintained with respect to the Senior Notes Interest Reserve Account.

(viii)        On any date on which no Senior Subordinated Notes are Outstanding, the Master Issuer and SRI Real Estate Holdco shall instruct the

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Trustee in writing to withdraw on such date any funds then on deposit in the Senior Subordinated Notes Interest Reserve Account and to deposit such funds into the Collection Account and the Master Issuer and SRI Real Estate Holdco shall terminate any outstanding Interest Reserve Letters of Credit maintained with respect to the Senior Subordinated Notes Interest Reserve Account.

(ix)        On the Accounting Date preceding the Payment Date following any Senior Notes Interest Reserve Release Event or on which a Senior Notes Interest Reserve Release Event is to occur, the Master Issuer and SRI Real Estate Holder shall instruct the Trustee in writing to withdraw on such Payment Date funds then on deposit in the Senior Notes Interest Reserve Account and/or draw on the applicable Interest Reserve Letter of Credit, equal to the Senior Notes Interest Reserve Release Amount and deposit such funds into the Collection Account.

(x)        On the Accounting Date preceding the Payment Date following any Senior Subordinated Notes Interest Reserve Release Event or on which a Senior Subordinated Notes Interest Reserve Release Event is to occur, the Master Issuer and SRI Real Estate Holder shall instruct the Trustee in writing to withdraw on such Payment Date funds then on deposit in the Senior Subordinated Notes Interest Reserve Account and/or draw on the applicable Interest Reserve Letter of Credit, equal to the Senior Subordinated Notes Interest Reserve Release Amount and deposit such funds into the Collection Account.

Section 2.4        Interest Reserve Letters of Credit (Section 5.19 of the Base Indenture).

(a)         Article V of the Base Indenture is hereby amended by inserting the following paragraphs as new Section 5.19:

Section 5.19        Interest Reserve Letters of Credit

The Co-Issuers may, in lieu of funding (or as partial replacement for funding) the Senior Notes Interest Reserve Account and/or the Senior Subordinated Notes Interest Reserve Account in the amounts required hereunder, maintain one or more Interest Reserve Letters of Credit issued under a Variable Funding Note Purchase Agreement for the benefit of the Trustee and the Senior Noteholders or the Senior Subordinated Noteholders, as applicable, each in a face amount equal to the amounts required to be funded in respect of such account(s) had such Interest Reserve Letter of Credit not been issued.

Each such Interest Reserve Letter of Credit (a) shall name the Trustee, for the benefit of the Senior Noteholders or the Senior Subordinated Noteholders, as applicable, as the beneficiary thereof; (b) shall allow the Trustee (or the Control Party on the Trustee’s behalf to the extent permitted by the L/C Provider) to submit a notice of drawing in respect of such Interest Reserve Letter of Credit whenever amounts would otherwise be required to be withdrawn from the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable, pursuant to

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Section 5.14; (c) shall have an expiration date of no later than ten (10) Business Days prior to the Class A-1 Senior Notes Renewal Date specified in the related Variable Funding Note Purchase Agreement pursuant to which such Interest Reserve Letter of Credit was issued; and (d) shall indicate by its terms that the proceeds in respect of drawings under such Interest Reserve Letter of Credit shall be paid directly into the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable.

If, on the date that is five (5) Business Days prior to the expiration of any such Interest Reserve Letter of Credit, such Interest Reserve Letter of Credit has not been replaced or renewed and the Co-Issuers have not otherwise deposited funds into the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable, in the amounts that would otherwise be required had such Interest Reserve Letter of Credit not been issued, the Master Issuer and SRI Real Estate Holdco shall submit a notice of drawing under such Interest Reserve Letter of Credit and use the proceeds thereof to fund a deposit into the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable, in an amount equal to the Senior Notes Interest Reserve Account Deficit Amount or the Senior Subordinated Notes Interest Reserve Account Deficit Amount on such date, in each case calculated as if such Interest Reserve Letter of Credit had not been issued.

If, on any day, (i) the short-term debt credit rating of any entity which has issued an Interest Reserve Letter of Credit (an “L/C Provider”) is withdrawn by Standard & Poor’s or downgraded below “A-1” or is withdrawn by Moody’s or downgraded below “P-1” or (ii) the long-term debt credit rating of any L/C Provider is withdrawn by Standard & Poor’s or downgraded below “BBB+” or is withdrawn by Moody’s or downgraded below “Baa1” (each of cases (i) and (ii), an “L/C Downgrade Event”), on the fifth (5th) Business Day after the occurrence of such L/C Downgrade Event, the Master Issuer and SRI Real Estate Holdco shall submit a notice of drawing under each Interest Reserve Letter of Credit issued by such L/C Provider and use the proceeds thereof to fund a deposit into the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable, in an amount equal to the Senior Notes Interest Reserve Account Deficit Amount or the Senior Subordinated Notes Interest Reserve Account Deficit Amount on such date, in each case calculated as if such Interest Reserve Letter of Credit had not been issued.

Section 2.5        Insurance (Section 8.28 of the Base Indenture )

(a)        Section 8.28 of the Base Indenture is hereby amended by deleting the stricken text and inserting the double underlined text as follows:

The Co-Issuers shall maintain, or cause the Servicer to maintain, with financially sound insurers with an S&P Credit Rating of not less than “BBB-” ~~and~~ or with a claims-paying ability rated not less than “A:VIII” by A.M. Best’s Key Rating Guide, insurance coverages customary for business operations of the type conducted in respect of the Sonic System; provided that the Co-Issuers shall, on any insurance policy maintained by the Manager for the benefit of any Securitization Entity, cause the

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Manager to list each such Securitization Entity as an “additional insured” or “loss payee.” The terms and conditions of all such insurance shall be no less favorable to the Co-Issuers than the terms and conditions of insurance maintained by their Affiliates that are not Securitization Entities. The Co-Issuers shall annually provide to the Trustee, the Servicer and the Back-Up Manager evidence reasonably satisfactory to the Servicer (which may be by covernote) that the insurance required to be maintained by the Co-Issuers hereunder is in full force and effect, by not later than December 31 of each calendar year. Notwithstanding anything to the contrary contained herein, the Co-Issuers’ obligation under this Section 8.28 with respect to each applicable Franchise Arrangement, Company-owned Drive-In Master Lease or Post-Securitization Franchise Drive-In Lease shall be deemed satisfied if the applicable Co-Issuer has contractually obligated the Franchisee party to such Franchise Arrangement, Company-owned Drive-In Master Lease or Post-Securitization Franchise Drive-In Lease, as the case may be, to maintain insurance with respect to such Franchise Arrangement, Company-owned Drive-In Master Lease or Post-Securitization Franchise Drive-In Lease, as the case may be, in a manner that is customary for business operations of this type.

Section 2.6        Exhibit C. Exhibit C to the Base Indenture is hereby deleted in its entirety and replaced with the form of Exhibit C attached hereto as Annex A.

Section 2.7        Reports, Financial Statements and Other Information to Noteholders (Section 4.4 of the Base Indenture).

(a)        Section 4.4 of the Base Indenture is hereby amended by deleting the stricken text and inserting the double underlined text as follows:

The Trustee will (a) make the Monthly Manager’s Certificates, the Monthly Noteholders’ Statements, the Quarterly Noteholders’ Statements, the financial statements referenced in Section 4.1(h) and Section 4.1(i), the reports referenced in Section 4.1(g) and the Indenture and other Related Documents available promptly upon receipt thereof to (1) each Rating Agency pursuant to Section 4.1(m) above and (2) to Noteholders, the Servicer, the Manager, the Back-Up Manager and the Rating Agencies via the Trustee’s internet website at www.sf.citidirect.com and (b) furnish prospective purchasers with hard copies of such items listed above, provided, that as a condition to access to the Trustee’s website, or to the Trustee’s furnishing such hard copies, the Trustee shall require each such Noteholder or prospective purchaser to provide to the Trustee an Information Request Certification in the form of Exhibit C hereto to the effect that such Noteholder or prospective purchaser (i) is a Noteholder or prospective purchaser, as applicable, (ii) ~~understands that such items contain material nonpublic information, (iii)~~ is requesting the information solely for use in evaluating such party’s investment in the Notes or potential purchase of the Notes, as applicable, and will keep such information strictly confidential (with such exceptions and restrictions to distribution of the information as are more fully set forth in the Information Request Certification and ~~(iv)~~ (iii) is not a Competitor. Each time a Noteholder accesses the internet website, it will be deemed to have confirmed the representations and warranties made pursuant to the confirmation as of the date thereof. The Trustee will provide the Servicer and the Manager with copies of such Information Request Certification,

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including the identity, address, contact information, email address and telephone number of such Noteholder, upon request. Assistance in using the Trustee’s website can be obtained by calling the Trustee’s customer service desk at (800) 422-2066.

ARTICLE III
GENERAL

Section 3.1        Effect on Indenture. Upon the date hereof (i) the Base Indenture shall be amended in accordance herewith, (ii) this Second Supplement shall form part of the Base Indenture for all purposes and (iii) the parties and each Noteholder shall be bound by the Base Indenture, as so amended. Except as expressly set forth or contemplated in this Second Supplement, the terms and conditions of the Base Indenture shall remain in place and shall not be altered, amended or changed in any manner whatsoever, except by any further amendment to the Base Indenture made in accordance with the terms of the Base Indenture, as amended by this Second Supplement.

Section 3.2        Binding Effect. This Second Supplement shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto, each Noteholder and each other Secured Party.

Section 3.3        Counterparts. The parties to this Second Supplement may sign any number of copies of this Second Supplement. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 3.4        Severability. In case any provision in this Second Supplement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Second Supplement shall not in any way be affected or impaired thereby.

Section 3.5        Governing Law. THIS SECOND SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 3.6        Amendments. This Second Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 3.7        Matters relating to the Trustee. The Trustee makes no representations or warranties as to the correctness of the recitals contained herein, which shall be taken as statements of the Co-Issuers, or the validity or sufficiency of this Second Supplement and the Trustee shall not be accountable or responsible for or with respect to nor shall the Trustee have any responsibility for provisions thereof. In entering into this Second Supplement, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.

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ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Each party hereto represents and warrants to each other party hereto that this Second Supplement has been duly and validly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms.

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IN WITNESS WHEREOF, each of the Co-Issuers, the Trustee and the Securities Intermediary have caused this Second Supplement to the Base Indenture to be duly executed by its respective duly authorized officer as of the day and year first written above.

SONIC CAPITAL LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Executive Vice President and Chief Financial Officer

SONIC INDUSTRIES LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Executive Vice President and Chief Financial Officer

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Executive Vice President and Chief Financial Officer

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Second Supplement]

SRI REAL ESTATE HOLDING LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Senior Vice President and Chief Financial Officer

SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Second Supplement]

CITIBANK, N.A., in its capacity as Trustee and as Securities Intermediary

By:	/s/ Anthony Bausa
	Name:	Anthony Bausa
	Title:	Vice President

[Signature Page to Second Supplement]

CONSENT OF CONTROL PARTY AND
CONTROLLING CLASS REPRESENTATIVE:

In accordance with Section 2.4 of the Servicing Agreement, Midland Loan Services, a division of PNC Bank, National Association, as Control Party and in its capacity as Control Party to exercise the rights of the Controlling Class Representative (pursuant to Section 11.1(d) of the Base Indenture), hereby consents to the execution and delivery by the Co-Issuers and the Trustee of the amendments set forth in Section 2.1 through Section 2.5 of this Second Supplement to the Base Indenture.

MIDLAND LOAN SERVICES,
A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

By:	/s/ David A. Eckels
	Name:	David A. Eckels
	Title:	Senior Vice President

[Signature Page to Second Supplement]

Annex A

Exhibit C

[Citibank, N.A. Information Request Certification

Citibank, N.A.

388 Greenwich Street 14th Floor

New York, NY 10013

Attention: Agency & Trust — Sonic [20XX-X]

Pursuant to Section 4.4 of the Base Indenture, dated as of May 20, 2011, by and among Sonic Capital LLC, Sonic Industries LLC, America’s Drive-In Brand Properties LLC, America’s Drive-In Restaurants LLC, SRI Real Estate Holding LLC and SRI Real Estate Properties LLC, as Co-Issuers, and Citibank, N.A., as Trustee (as amended, modified or supplemented, the “Base Indenture”), the undersigned hereby certifies and agrees to the following conditions. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in Annex A to the Base Indenture.

1.        The undersigned is a [Noteholder] [Note Owner who is also a beneficial holder of Notes] [prospective purchaser of Notes previously designated by a Noteholder or Note Owner].

2.        [Pursuant to Section 4.4 of the Base Indenture, the undersigned is requesting that the Trustee deliver to the undersigned hard copies of the following documents:[ ]] [Pursuant to Section 4.4 of the Base Indenture the undersigned is [also] requesting access for the undersigned to the password-protected area of the Trustee’s website at [www.sf.citidirect.com] relating to the Notes.]

3.        The undersigned is requesting such information solely for use in evaluating the undersigned’s [investment][potential purchase] in the Notes.

4.        The undersigned is not a Competitor.

5.        The undersigned understands [documents it has requested][and][the Trustee’s website contain[s] confidential information].

6.        In consideration of the Trustee’s disclosure to the undersigned, the undersigned shall, except as required by law, keep all information requested hereby (including [all copies of documents delivered by the Trustee] [and] [all information provided by the Trustee on the Trustee’s website]) strictly confidential, and such information shall not be disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives in any manner whatsoever or used for any purpose other than evaluating the undersigned’s investment or possible investment in the Notes; provided, however, that the undersigned shall be permitted to disclose such information to: (A) to (1) those personnel employed by it who need to know such information which have agreed to keep such information strictly confidential and to use such information only for evaluating the undersigned’s investment or possible investment in the

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Notes, (2) its attorneys and outside auditors which have agreed to keep such information strictly confidential and to use such information only for evaluating the undersigned’s investment or possible investment in the Notes, or (3) a regulatory or self-regulatory authority pursuant to applicable law or regulation or (B) by judicial process; provided, that it may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions and any related tax strategies to the extent necessary to prevent the transaction from being described as a “confidential transaction” under U.S. Treasury Regulations Section 1.6011-4(b)(3),

7.        The undersigned will not use or disclose the information in any manner which could result in a violation of any provision of the Securities Act or the Exchange Act or would require registration of any non-registered security pursuant to the Securities Act.

IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer.

By:		Date:
Name:
Title:
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